EXHBIT 10.29

                                                  CONSENT AGREEMENT

                                                                                                      July 31, 2000

South Central Pool Supply, Inc.
109 Northpark Boulevard
Covington, Louisiana 70433-5070
Attention: Craig Hubbard

Ladies and Gentlemen:

         Reference  hereby  is made to that  certain  Third  Amended  and  Restated  Credit  Agreement  dated as of
December 31, 1997 (as the same has been and further may be amended,  modified,  supplemented  or restated from time to time, the "Credit Agreement") among South Central Pool Supply,  Inc., a Delaware corporation  ("Borrower"),  the institutions from time to time party thereto as lenders (the "Lenders") and LaSalle Bank National  Association,  as
contractual  agent (in such  capacity,  the "Agent") for the  "Holders of Secured  Obligations"  (this term and all other capitalized  terms used but not otherwise defined herein shall have the respective  meanings ascribed to such terms in the Credit Agreement).

         Notwithstanding  anything  contained in the Credit  Agreement or the other Loan Documents to the contrary, but subject to the  conditions  and terms herein  contained,  Agent and the Required  Lenders hereby consent to the following occurrences and/or transactions:

                  1.       the  formation of SCP Superior  Acquisition  Company LLC, a Delaware  limited  liability company ("SCP  Acquisition"),  100% of the limited  liability  company and membership  interests and units of which shall be owned by the Borrower; and

                  2.       the  acquisition by SCP Acquistion of  substantially  all of the assets of Superior Pool
         Products,  Inc., a Delaware  corporation,  in accordance  with the terms of the Asset  Purchase  Agreement dated June 14, 2000;

provided, that, such consent shall be subject to the following:

                  a.       Borrower  shall have executed and delivered to Agent,  for the benefit of the Holders of
         Secured Obligations,  a pledge agreement (the "SCP Pledge Agreement"),  in substantially the form attached hereto as Exhibit A, together with assignments  separate from certificate,  proxies and other documents as
         Agent  reasonably shall request,  pursuant to which the Agent shall have received,  for the benefit of the
         Holders of Secured  Obligations,  a first priority security interest in 100% of the issued and outstanding limited liability company and membership interests and units of SCP Acquisition;

                                                         3

                  b.       SCP  Acquisition  shall have (i) joined in the  execution  and  delivery of the Guaranty and (ii)  executed  and  delivered  to Agent,  for the  benefit of the Holders of Secured  Obligations,  a security  agreement (the "SCP Security  Agreement"),  in substantially the form attached hereto as Exhibit
         B, together with UCC financing statements and other documents Agent reasonably shall request,  pursuant to which the Agent  shall have  received,  for the  benefit  of the  Holders  of  Secured  Obligations,  upon recordation of such UCC financing  statements,  a first priority security interest in substantially all of the property and assets of SCP Acquisition;

                  c.       Each of Borrower  and SCP  Acquisition  shall (a) ensure  that all written  information, exhibits  and  reports  furnished  to the Agent or the  Lenders  do not and will not  contain  any  untrue statement  of a  material  fact  and do not and  will not  omit to  state  any  material  fact or any fact necessary to make the statements  contained  therein not misleading in light of the circumstances in which made,  and will  promptly  disclose  to the Agent and the Lenders and correct any defect or error that may be  discovered  therein  or in any Loan  Document  or in the  execution,  acknowledgement  or  recordation thereof,  and (b)  promptly  upon  request by the  Agent,  take such  additional  actions as the Agent may reasonably  require  from time to time in order (i) to carry out more  effectively  the  purposes  of this
         Agreement  or any other  Loan  Document,  (ii) to subject  to the Liens  created by any of the  Collateral
         Documents any of the properties,  rights or interests  covered by any of the Collateral  Documents,  (iii)
         to perfect and maintain the validity,  effectiveness  and priority of any of the Collateral  Documents and the Liens intended to be created thereby,  and (iv) to better assure,  convey,  grant,  assign,  transfer, preserve,  protect and confirm to the Agent and Lenders the rights  granted or now or  hereafter  intended to be granted to the Agent and the Lenders  under any Loan Document or under any other  document  executed in connection therewith; and

         The Borrower,  by its signature  hereto below,  hereby agrees and  acknowledges  that:  (i) the SCP Pledge
Agreement and the SCP Security Agreement  constitute,  and shall be deemed to be, "Collateral  Documents" under the
Credit Agreement and the other Loan Documents;  and (ii) SCP Acquisition is a Domestic Incorporated  Subsidiary and
a  Subsidiary  and shall be subject to the terms,  conditions,  agreements  and  covenants  contained in the Credit
Agreement and the other Loan Documents in respect thereof.

         This  Letter  Consent  may be  executed  by one or more of the  parties  hereto on any number of  separate counterparts  and  all of said  counterparts  taken  together  shall  be  deemed  to  constitute  one and the  same instrument.  This Letter  Consent may be executed by facsimile and a facsimile  transmission  of a signature to the
Agent or the Agent's counsel shall be effective as though an original signature has been so delivered.

         Each of the Loan  Parties  as debtor,  grantor,  pledgor,  guarantor,  assignor,  or in any other  similar capacity  in which such Loan Party  grants  liens or  security  interests  in its  property  or  otherwise  acts as accommodation  party or  guarantor,  as the case may be,  hereby (i) ratifies and  reaffirms all of its payment and performance  obligations,  contingent or otherwise,  under each of the Loan Documents to which it is a party (after giving effect  hereto) and (ii) to the extent such Loan Party granted liens on or security  interests in any of its property pursuant to any such Loan Document as security  therefor or otherwise  guaranteed the Obligations under or with respect to the Loan  Documents,  ratifies and reaffirms  such  guarantee  and grant of security  interests and liens and confirms and agrees that such  security  interests  and liens  hereafter  secure all of the  Obligations.
Each of the Loan Parties hereby  consents to this Consent Letter and  acknowledges  that each of the Loan Documents remains in full force and effect and is hereby  ratified and  reaffirmed.  The  execution  of this  Consent  letter shall not  operate as a waiver of any right,  power or remedy of the Agent or Lenders,  constitute  a waiver of any provision of any of the Loan Documents  (except as specifically  set forth herein),  constitute a course of dealing among the parties or serve to effect a novation of the Obligations.

                        [remainder of page intentionally left blank; signature pages follow]

Consent Letter
         IN WITNESS  WHEREOF,  this  Consent  Letter  has been duly  executed  as of the day and year  first  above written.

                                                     LASALLE BANK NATIONAL ASSOCIATION, as a Lender and as Agent

                                                     By:      /S/
                                                     Its:

                                                     HIBERNIA NATIONAL BANK, as a Lender

                                                     By:      /S/
                                                     Its:

                                                     NATIONAL CITY BANK, as a Lender

                                                     By:      /S/
                                                     Its:

                                                     BANK ONE,  N.A.,  formerly known as THE FIRST NATIONAL BANK OF
                                                     CHICAGO, as a Lender

                                                     By:      /S/
                                                     Its:

AGREED AND ACKNOWLEDGED THIS
31 Day of July, 2000

SOUTH CENTRAL POOL SUPPLY, INC.

By:      /S/
Its:

SCP POOL CORPORATION

By:      /S/
Its:

Consent Letter

ALLIANCE PACKAGING, INC.

By:      /S/
Its:

SCP INTERNATIONAL, INC.

By:      /S/
Its:

SCP SUPERIOR ACQUISITION COMPANY LLC

By:      /S/
Its:

EXHIBIT A
                                                  PLEDGE AGREEMENT

         THIS PLEDGE  AGREEMENT  (the  "Pledge  Agreement"),  dated as of July 31,  2000,  is executed by and between  South  Central  Pool  Supply,  Inc.,  a  Delaware  corporation  ("Pledgor"),  and  LaSalle  Bank  National
Association,  as contractual  representative (the "Agent") for itself and for the "Holders of Secured  Obligations"
under (and as defined in) the Credit  Agreement  described below.  Capitalized  terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

                                                     WITNESSETH:

         WHEREAS,  Pledgor,  the Agent and certain  financial  institutions  (the  "Lenders")  have  entered into a certain  Third  Amended and  Restated  Credit  Agreement,  dated as of December  31, 1997 (as the same has been and further may be amended,  restated,  supplemented or otherwise modified from time to time, the "Credit  Agreement"), pursuant  to which the  Lenders  have  agreed,  subject to certain  conditions  precedent,  to make loans and other financial accommodations to the Pledgor from time to time (collectively, the "Loans");

         WHEREAS,  as set forth on Schedule I hereto,  the Pledgor owns 100% of the issued and outstanding  limited liability company and membership  interests and units of SCP Superior  Acquisition  Company LLC, a Delaware limited liability company (the "Pledged Subsidiary");

         WHEREAS,  the Agent and the Lenders  have  required,  as a  condition  under the Credit  Agreement  and to continue  making the Loans,  and as further  security  for the Secured  Obligations,  that the Pledgor  execute and deliver this Pledge Agreement;

         NOW,  THEREFORE,  for  and in  consideration  of the  foregoing  and of any  financial  accommodations  or extensions of credit (including,  without limitation,  any loan or advance by renewal,  refinancing or extension of the agreements described hereinabove or otherwise)  heretofore,  now or hereafter made to or for the benefit of the
Pledgor  pursuant to the Credit Agreement or any other agreement,  instrument or document  executed  pursuant to or in connection therewith,  and for other good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, the Pledgor and the Agent hereby agree as follows:

         1.       Pledge.  Pledgor  hereby  pledges to the Agent,  for the  benefit of the Agent and the Holders of
Secured  Obligations,  and grants to the Agent for the benefit of the Agent and the Holders of Secured Obligations, a security interest in, the collateral described in subsections (a) through (g) below  (collectively,  the "Pledged
Collateral"):

                                                        11

                  (a)      All of the  limited  liability  company  and  membership  interests  and units and other securities  and all  warrants,  options  and  other  rights  to  acquire  limited  liability  company  and membership  interests  and  units  in the  Pledged  Subsidiary  owned by  Pledgor,  whether  now  owned or hereafter acquired by Pledgor,  including,  without limitation,  as described in Schedule I hereto, all of the certificates and/or instruments  representing such limited liability company and membership  interests and units and other  securities,  and all cash,  securities,  dividends,  distributions,  rights and other property at any time and from time to time  received,  receivable or otherwise  distributed  in respect of or in exchange for any or all of such limited  liability  company and  membership  interests and units and other securities;

                  (b)      All of Pledgor's  interests in the profits and losses of the Pledged  Subsidiary and all of Pledgor's  rights and  interests as a member of the Pledged  Subsidiary  to receive  dividends or other distributions of the Pledged Subsidiary's assets and properties;

                  (c)      All of Pledgor's  rights and interests,  if any, to participate in the management of the
         Pledged Subsidiary;

                  (d)      All  rights,  privileges,  authority  and  powers of  Pledgor  as owner or holder of the limited  liability  company  and  membership  interests  and units in the Pledged  Subsidiary,  including, without limitation, all general intangibles and other property incident or related thereto;

                  (e)      All other property  hereafter  delivered to the Agent in substitution for or in addition to any of the foregoing,  all certificates and instruments  representing or evidencing such property,  and all cash, securities, interest, dividends,  distributions,  rights and other property at any time and from time to time  received,  receivable or otherwise  distributed  in respect of or in exchange for any or all thereof;

                  (f)      The property and interests in property described in Section 3 below; and

                  (g)      All products and proceeds of the  collateral  described in  subsections  (a) through (f)
         above.

         2.       Security for  Obligations.  The Pledged  Collateral  secures the prompt payment,  performance and observance of all obligations  (monetary or otherwise) of Pledgor under the Credit  Agreement,  any Note, any other
Loan  Document or any other  agreement,  document or  instrument  executed in  connection  therewith  to the extent
Pledgor is a party thereto, and including, without limitation, the Secured Obligations.

         3.       Pledged Collateral Adjustments.  If, during the term of this Pledge Agreement:

                  (a)      Any  distribution,  reclassification,  readjustment  or other change is declared or made in the capital structure of the Pledged  Subsidiary,  or any option included within the Pledged Collateral is exercised, or both, or

                  (b)      Any  subscription  warrants or any other rights or options shall be issued in connection with the Pledged Collateral,

then all new, substituted and additional certificates,  shares, warrants,  rights, options,  investment property or other  securities,  issued by reason of any of the  foregoing,  shall be  immediately  delivered to and held by the
Agent under the terms of this  Pledge  Agreement  and shall  constitute  Pledged  Collateral  hereunder;  provided, however,  that  nothing  contained in this Section 3 shall be deemed to permit any  distribution  or  distribution, issuance of additional stock, warrants,  rights or options,  reclassification,  readjustment or other change in the capital structure of the Pledged Subsidiary which is not expressly permitted in the Credit Agreement.

         4.       Subsequent  Changes Affecting  Pledged  Collateral.  Pledgor  represents and warrants that it has made its own  arrangements  for keeping  itself  informed of changes or  potential  changes  affecting  the Pledged
Collateral  (including,  but not limited to,  rights to convert,  rights to subscribe,  payment of dividends,  cash distributions  or other  distributions  reorganization  or other exchanges,  tender offers and voting rights),  and
Pledgor  agrees that neither the Agent nor any of the Holders of Secured  Obligations  shall have any obligation to inform  Pledgor of any such  changes  or  potential  changes or to take any action or omit to take any action  with respect  thereto.  The Agent may, after the occurrence and during the continuance of a Default,  without notice and at its option,  transfer or register the Pledged  Collateral  or any part thereof  into its or its  nominee's  name with or without any indication that such Pledged Collateral is subject to the security interest hereunder.

         5.       Representations and Warranties. Pledgor represents and warrants as follows:

                  (a)      Pledgor  is the  legal  and  beneficial  owner  of 100% of the  issued  and  outstanding limited liability  company and membership  interests and units of the Pledged  Subsidiary,  free and clear of any Lien except for the security interest created by this Pledge Agreement;

                  (b)      Pledgor has full corporate power and authority to enter into this Pledge Agreement;

                  (c)      There are no restrictions  upon the voting rights  associated with, or upon the transfer of, any of the Pledged Collateral;

                  (d)      Pledgor  has the right to vote,  pledge and grant a security  interest  in or  otherwise transfer such Pledged Collateral free of any Liens;

                  (e)      Pledgor  owns  the  Pledged   Collateral  free  and  clear  of  any  pledge,   mortgage,
         hypothecation,  lien,  charge,  encumbrance or any security  interest  therein,  except for the pledge and security interest granted to the Agent and the Holders of Secured Obligations hereunder;

                  (f)      The pledge of the  Pledged  Collateral  does not  violate  (1) the  articles or by-laws,
         Operating  Agreements  or  Partnership  Agreements,  as  applicable,  of the  Pledged  Subsidiary,  or any indenture,  mortgage,  bank  loan  or  credit  agreement  to  which  either  the  Pledgor  or the  Pledged
         Subsidiary is a party or by which any of their  respective  properties or assets may be bound;  or (2) any restriction on such transfer or encumbrance of such Pledged Collateral;

                  (g)      Pledgor  agrees  to  execute  and file  financing  statements  pursuant  to the  Uniform
         Commercial Code as the Agent may reasonably request to perfect the security interest granted hereby;

                  (h)      No  authorization,  approval,  or other action by, and no notice to or filing with,  any governmental  authority  or  regulatory  body  is  required  either  (i)  for the  pledge  of the  Pledged
         Collateral  pursuant to this Pledge  Agreement  or for the  execution,  delivery  or  performance  of this
         Pledge  Agreement  by the  Pledgor or (ii) for the  exercise  by the Agent of the  voting or other  rights provided for in this Pledge  Agreement or the  remedies in respect of the Pledged  Collateral  pursuant to this Pledge  Agreement  (except as may be required in connection  with such  disposition by laws affecting the offering and sale of securities generally);

                  (i)      Pledgor  has no  obligation  to make  further  capital  contributions  or make any other payments to the Pledged Subsidiary with respect to its interest therein.

         6.       Voting Rights. During the term of this Pledge Agreement,  and except as provided in this Section
6 below,  Pledgor shall have the right to exercise all voting powers  pertaining to the Pledged  Collateral for any purpose in a manner not inconsistent  with the terms of this Pledge  Agreement,  the Credit Agreement and any other agreement,  instrument or document executed pursuant thereto or in connection  therewith.  After the occurrence and during the  continuance  of a Default,  the Agent or the Agent's  nominee  may,  at the  Agent's or such  nominee's option and following  written  notice from the Agent to the Pledgor,  (i) exercise all voting powers  pertaining to the  Pledged  Collateral  and (ii)  exercise,  or direct the  Pledgor as to the  exercise  of any and all rights of conversion,  exchange,  subscription  or any other  rights,  privileges  or options  pertaining  to the  applicable
Pledged  Collateral,  as if the Agent were the absolute owner thereof,  all without liability except to account for property  actually  received  by it, but the Agent  shall have no duty to  exercise  any of the  aforesaid  rights, privileges  or  options  and  shall  not be  responsible  for any  failure  so to do or  delay  in so  doing.  Such authorization  shall  constitute  an  irrevocable  voting  proxy from the  Pledgor to the Agent or, at the  Agent's option, to the Agent's nominee.

         7.       Dividends  and  Other  Distributions.  (a) So long  as no  Default  shall  have  occurred  and is continuing:

                  (i)      The  Pledgor  shall be  entitled  to  receive  and retain  any and all  dividends,  cash distributions  and interest  paid in respect of the Pledged  Collateral  to the extent such  distributions are not prohibited by the Credit Agreement, provided, however, that any and all

                           (A)      distributions,  dividends  and interest paid or payable other than in cash with respect to, and  instruments  and other property  received,  receivable or otherwise  distributed with respect to, or in exchange for, any of the Pledged Collateral;

                           (B)      dividends and other  distributions  paid or payable in cash with respect to any of the Pledged  Collateral  on account of a partial or total  liquidation  or  dissolution  or in connection with a reduction of capital, capital surplus or paid-in surplus; and

                           (C)      cash paid,  payable or otherwise  distributed  with respect to principal of, or in redemption of, or in exchange for, any of the Pledged Collateral;

         shall be Pledged  Collateral,  and shall be forthwith  delivered to the Agent to hold,  for the benefit of the Agent and the Holders of Secured  Obligations,  as Pledged  Collateral  and shall,  if received by the
         Pledgor,  be  received  in trust for the Agent,  for the  benefit of the Agent and the  Holders of Secured
         Obligations,  be segregated from the other property or funds of the Pledgor, and be delivered  immediately to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                  (ii)     The Agent shall  execute and deliver  (or cause to be  executed  and  delivered)  to the
         Pledgor all such proxies and other  instruments as the Pledgor may  reasonably  request for the purpose of enabling the Pledgor to receive the dividends or interest  payments  which it is authorized to receive and retain pursuant to clause (i) above.

                  (b)      After the occurrence and during the continuance of a Default:

                  (i)      All  rights  of the  Pledgor  to  receive  the  dividends,  distributions  and  interest payments which it would  otherwise be authorized to receive and retain  pursuant to Section 7(a)(i) hereof shall  cease,  and all such rights  shall  thereupon  become  vested in the Agent,  for the benefit of the
         Agent and the Holders of Secured  Obligations,  which shall  thereupon  have the sole right to receive and hold as Pledged Collateral such dividends, distributions and interest payments;

                  (ii)     All  dividends,  distributions  and interest  payments which are received by the Pledgor contrary to the  provisions  of clause (i) of this  Section 7(b) shall be received in trust for the Agent, for the  benefit of the Agent and the  Holders  of Secured  Obligations,  shall be  segregated  from other funds of the Pledgor and shall be paid over  immediately  to the Agent as Pledged  Collateral  in the same form as so received (with any necessary endorsements).

         8.       Transfers and Other Liens.  Except as permitted in the Credit  Agreement,  Pledgor agrees that it will not (i) sell or  otherwise  dispose  of, or grant any option with  respect  to, any of the Pledged  Collateral without the prior  written  consent of the Agent,  or (ii) create or permit to exist any Lien upon or with  respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement.

         9.       Remedies.  (a) The Agent shall have,  in  addition  to any other  rights  given under this Pledge
Agreement or by law,  all of the rights and remedies  with  respect to the Pledged  Collateral  of a secured  party under the  Uniform  Commercial  Code as in effect in the State of  Illinois.  The Agent  (personally  or through an agent) is hereby  authorized  and  empowered to transfer and register in its name or in the name of its nominee the whole or any part of the  Pledged  Collateral,  subject to Section 6 hereto,  to  exercise  all voting  rights with respect  thereto,  subject to Section 7 hereto,  to collect and receive all cash  dividends  or  distributions  and other  distributions made thereon,  and to otherwise act with respect to the Pledged Collateral as though the Agent were the outright  owner  thereof,  each Pledgor hereby  irrevocably  constituting  and appointing the Agent as the proxy and attorney-in-fact of such Pledgor,  with full power of substitution to do so, provided,  however, that the
Agent  shall  have no duty to  exercise  any such  right or to  preserve  the same and shall not be liable  for any failure to do so or for any delay in doing so;  provided,  further,  however that the Agent agrees to exercise such proxy and powers to transfer and  register the Pledged  Collateral  only so long as a Default  shall have  occurred and is  continuing.  In addition,  after the occurrence  and during the  continuance of a Default,  the Agent shall have such powers of sale and other powers as may be conferred by applicable law and regulatory  requirements.  With respect to the Pledged  Collateral  or any part thereof  which shall then be in or shall  thereafter  come into the possession  or  custody  of the Agent or which  the Agent  shall  otherwise  have the  ability  to  transfer  under applicable  law,  the Agent may, in its sole  discretion,  without  notice  except as  specified  below,  after the occurrence and during the  continuance of a Default,  sell or cause the same to be sold at any broker's board or at public or  private  sale,  in one or more sales or lots,  at such price as the Agent may deem best,  for cash or on credit or for future  delivery,  without  assumption  of any credit  risk,  and the  purchaser of any or all of the
Pledged Collateral so sold shall thereafter own the same,  absolutely free from any claim,  encumbrance or right of any kind  whatsoever.  The Agent and each of the Holders of Secured  Obligations  may,  in its own name,  or in the name of a designee or nominee,  buy the Pledged  Collateral at any public sale and, if permitted by applicable law, buy the Pledged Collateral at any private sale. Pledgor will pay to the Agent all reasonable  expenses  (including, without  limitation,  court costs and reasonable  attorneys' and  paralegals'  fees and expenses) of, or incidental to, the  enforcement  of any of the provisions  hereof.  The Agent agrees to distribute any proceeds of the sale of the Pledged  Collateral  in  accordance  with the Credit  Agreement  and the Pledgor  shall  remain  liable for any deficiency following the sale of the Pledged Collateral.

                  (b)      Unless any of the Pledged  Collateral  threatens  to decline  speedily in value or is or becomes of a type sold on a recognized  market,  the Agent will give the Pledgor  reasonable notice of the time and place of any public sale thereof,  or of the time after which any private sale or other  intended disposition  is to be made. Any sale of the Pledged  Collateral  conducted in conformity  with  reasonable commercial  practices of banks,  commercial  finance  companies,  insurance  companies or other  financial institutions  disposing of property  similar to the Pledged  Collateral shall be deemed to be commercially reasonable.  Notwithstanding  any  provision to the contrary  contained  herein,  Pledgor  agrees that any requirements  of  reasonable  notice  shall be met if such  notice is  received  by Pledgor as provided in
         Section 21 below at least five (5)  Business  Days before the time of the sale or  disposition;  provided, however,  that Agent may give any shorter notice that is commercially  reasonable under the circumstances.
         Any other  requirement of notice,  demand or advertisement  for sale is waived, to the extent permitted by law.

         10.      Agent Appointed  Attorney-in-Fact.  Pledgor hereby appoints the Agent its attorney-in-fact,  with full  authority,  in the name of Pledgor or otherwise,  from time to time in the Agent's sole  discretion,  to take any action and to execute  any  instrument  which the Agent may deem  necessary  or  advisable  to  accomplish  the purposes of this Pledge Agreement,  including,  without limitation, to receive, endorse and collect all instruments made  payable to Pledgor  representing  any  dividend,  distribution,  interest  payment or other  distribution  in respect of the Pledged  Collateral  or any part thereof and to give full  discharge for the same and to arrange for the transfer of all or any part of the Pledged  Collateral  on the books of the Pledged  Subsidiary  to the name of the Agent or the Agent's  nominee;  provided,  however,  that the Agent agrees to exercise such powers only so long as a Default shall have occurred and is continuing.

         11.      Waivers.  (i)  Pledgor  waives  presentment  and  demand  for  payment  of  any  of  the  Secured
Obligations,  protest and notice of  dishonor or Default  with  respect to any of the Secured  Obligations  and all other notices to which the Pledgor might  otherwise be entitled  except as otherwise  expressly  provided herein or in the Credit Agreement.

                  (ii)  Pledgor  understands  and agrees that its  obligations  and  liabilities  under this Pledge
Agreement shall remain in full force and effect,  notwithstanding  foreclosure of any real property securing all or any part of the Secured  Obligations by trustee sale or any other reason impairing the right of Pledgor,  the Agent or any of the Holders of Secured  Obligations to proceed  against the Pledged  Subsidiary,  any other  guarantor or the Pledged Subsidiary or such guarantor's  property.  Pledgor agrees that all of its obligations under this Pledge
Agreement  shall  remain  in  full  force  and  effect  without  defense,  offset  or  counterclaim  of  any  kind, notwithstanding  that  Pledgor's  rights  against the Pledged  Subsidiary  may be impaired,  destroyed or otherwise affected  by reason of any action or  inaction  on the part of the Agent or any Holder of Secured  Obligations.  By way of example and without  limiting the  foregoing,  if the Agent shall  release or foreclose by private  power of sale any real property that secures the Secured  Obligations,  then notwithstanding that the Pledged Subsidiary may be entitled  thereby to assert a defense  against such Secured  Obligations  (and thus also against its obligations to Pledgor to the extent  that  Pledgor  may be  subrogated  to the rights of the  Holders of Secured  Obligations)
based upon the  applicability  of California Code of Civil  Procedure  Section 580d or other  antideficiency  laws,
Pledgor nonetheless shall remain fully obligated hereunder.  Pledgor waives all defenses,  protections and benefits of Sections  580a,  580b,  580d and 726 of the  California  Code of Civil  Procedure,  and all  judicial  decisions construing or  pertaining to the same,  and all rules and  principles  of like kind or similar  effect  (including, without limitation,  the so-called one-action rule, the  one-form-of-action  rule and the security-first  rule), in each case as  applicable to or in favor of Pledgor,  the Pledged  Subsidiary  or  otherwise.  In addition,  Pledgor hereby waives,  to the fullest  extent  permitted by law,  without  limiting the generality of the foregoing or any other provision  hereof,  all rights and benefit under California Civil Code Sections 2810, 2819, 2839, 2845, 2849,
2850, 2899, and 3433 (or any similar law in any other jurisdiction).

                  (iii) Pledgor hereby  expressly  waives the benefits of Section 2815 of the California Civil Code
(or any similar law in any other  jurisdiction)  purporting  to allow a guarantor or pledgor to revoke a continuing guaranty or pledge with respect to any transactions occurring after the date of the guaranty or pledge.

         12.      Term. This Pledge  Agreement shall remain in full force and effect until the Secured  Obligations have been fully and indefeasibly  paid in cash (other than contingent  indemnification  obligations) and the Credit
Agreement has terminated  pursuant to its terms.  Upon the  termination of this Pledge  Agreement as provided above
(other than as a result of the sale of the  Pledged  Collateral),  the Agent will  release  the  security  interest created hereunder.

         13.      Definitions.  The singular  shall  include the plural and vice versa and any gender shall include any other gender as the context may require.

         14.      Successors and Assigns.  This Pledge  Agreement shall be binding upon and inure to the benefit of
Pledgor,  the Agent,  for the  benefit of itself and the  Holders  of  Secured  Obligations,  and their  respective successors and assigns.  Pledgor's successors and assigns shall include,  without limitation,  a receiver,  trustee or debtor-in-possession of or for the Pledgor.

         15.      GOVERNING  LAW. ANY DISPUTE AMONG THE PLEDGORS AND THE AGENT,  ANY HOLDER OF SECURED  OBLIGATIONS
OR ANY  INDEMNITEE  ARISING OUT OF,  CONNECTED  WITH,  RELATED TO, OR  INCIDENTAL TO THE  RELATIONSHIP  ESTABLISHED
BETWEEN THEM IN CONNECTION WITH, THIS PLEDGE  AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS,  AND WHETHER ARISING IN
CONTRACT,  TORT, EQUITY, OR OTHERWISE,  SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING,  WITHOUT
LIMITATION,  735 ILCS SECTION 105/5-1 ET SEQ, BUT OTHERWISE  WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF
THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         16.      CONSENT TO JURISDICTION: SERVICE OF PROCESS; JURY TRIAL.

                  (A)      EXCLUSIVE  JURISDICTION.  EXCEPT AS  PROVIDED  IN  SUBSECTION  (B),  EACH OF THE PARTIES
HERETO  AGREES THAT ALL DISPUTES  AMONG THEM  ARISING OUT OF,  CONNECTED  WITH,  RELATED TO, OR  INCIDENTAL  TO THE
RELATIONSHIP  ESTABLISHED  AMONG THEM IN CONNECTION  WITH, THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS
WHETHER ARISING IN CONTRACT,  TORT, EQUITY, OR OTHERWISE,  SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS
LOCATED IN CHICAGO,  ILLINOIS,  BUT THE PARTIES HERETO  ACKNOWLEDGE  THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO
BE HEARD BY A COURT  LOCATED  OUTSIDE OF CHICAGO,  ILLINOIS.  EACH OF THE  PARTIES  HERETO  WAIVES IN ALL  DISPUTES
BROUGHT  PURSUANT TO THIS  SUBSECTION (A) ANY OBJECTION  THAT IT MAY HAVE TO THE LOCATION OF THE COURT  CONSIDERING
THE DISPUTE.

                  (B)      OTHER  JURISDICTIONS.  PLEDGOR AGREES THAT THE AGENT, ANY HOLDER OF SECURED  OBLIGATIONS
OR ANY  INDEMNITEE  SHALL HAVE THE RIGHT TO PROCEED  AGAINST THE PLEDGOR OR ITS PROPERTY IN A COURT IN ANY LOCATION
TO ENABLE  SUCH  PERSON TO (1)  OBTAIN  PERSONAL  JURISDICTION  OVER THE  PLEDGOR  OR (2)  REALIZE  ON THE  PLEDGED
COLLATERAL  OR ENFORCE A JUDGMENT OR OTHER  COURT ORDER  ENTERED IN FAVOR OF SUCH  PERSON.  PLEDGOR  AGREES THAT IT
WILL NOT ASSERT ANY PERMISSIVE  COUNTERCLAIMS  IN ANY  PROCEEDING  BROUGHT BY SUCH PERSON TO REALIZE ON THE PLEDGED
COLLATERAL  OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH  PERSON.  PLEDGOR  WAIVES ANY  OBJECTION
THAT IT MAY HAVE TO THE  LOCATION OF THE COURT IN WHICH SUCH PERSON HAS  COMMENCED A  PROCEEDING  DESCRIBED IN THIS
SUBSECTION (B).

                  (C)      SERVICE  OF  PROCESS;  VENUE.  PLEDGOR  WAIVES  PERSONAL  SERVICE  OF  ANY  PROCESS UPON
IT AND IRREVOCABLY  APPOINTS THE PRENTICE HALL CORPORATION SYSTEM,  INC., WHOSE ADDRESS IS 33 NORTH LASALLE STREET,
SUITE 1925,  CHICAGO,  ILLINOIS 60602, AS PLEDGOR'S AGENT, FOR THE PURPOSE OF ACCEPTING  SERVICE OF  PROCESS ISSUED
BY ANY COURT IN  CONNECTION  WITH ANY  DISPUTE  BETWEEN  THE  PLEDGOR  AND THE  AGENT  ARISING  OUT OF  OR  RELATED
TO  THE  RELATIONSHIP   ESTABLISHED  BETWEEN  THEM  IN  CONNECTION  WITH  THIS PLEDGE  AGREEMENT OR ANY  OTHER LOAN
DOCUMENT TO WHICH THE PLEDGOR IS A PARTY.  EACH  OF  THE  PLEDGOR  AND THE AGENT  IRREVOCABLY WAIVES ANY  OBJECTION
(INCLUDING, WITHOUT  LIMITATION,  ANY  OBJECTION  OF  THE  LAYING  OF  VENUE  OR  BASED ON THE GROUNDS OF FORUM NON
CONVENIENS)   WHICH  IT  MAY  NOW  OR   HEREAFTER   HAVE TO THE  BRINGING  OF ANY SUCH ACTION  OR  PROCEEDING  WITH
RESPECT  TO THIS  PLEDGE  AGREEMENT  OR  ANY  OTHER   INSTRUMENT,  DOCUMENT OR AGREEMENT EXECUTED OR  DELIVERED  IN
CONNECTION  HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

                  (D)      WAIVER OF  JURY  TRIAL.  EACH OF THE  PARTIES  HERETO  IRREVOCABLY  WAIVES  ANY RIGHT TO
HAVE A JURY PARTICIPATE IN RESOLVING ANY  DISPUTE,  WHETHER SOUNDING IN CONTRACT,  TORT, OR OTHERWISE,  ARISING OUT
OF, CONNECTED WITH,  RELATED  TO OR  INCIDENTAL  TO THE  RELATIONSHIP  ESTABLISHED  AMONG  THEM IN  CONNECTION WITH
THIS  PLEDGE  AGREEMENT  OR  ANY  OTHER  INSTRUMENT,   DOCUMENT  OR  AGREEMENT  EXECUTED OR DELIVERED IN CONNECTION
HEREWITH.  EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY  SUCH CLAIM,  DEMAND,  ACTION OR CAUSE OF ACTION
SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND  THAT ANY PARTY  HERETO MAY FILE  AN ORIGINAL  COUNTERPART  OR A
COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN  EVIDENCE OF THE  CONSENT OF THE PARTIES  HERETO TO THE WAIVER  OF
THEIR RIGHT TO TRIAL BY JURY.

                  (E)      WAIVER OF BOND.  PLEDGOR  WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF ANY PARTY
HERETO  IN  CONNECTION  WITH  ANY  JUDICIAL  PROCESS OR PROCEEDING TO REALIZE ON THE COLLATERAL, OR TO  ENFORCE ANY
JUDGMENT  OR  OTHER  COURT  ORDER  ENTERED IN FAVOR OF SUCH PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY
RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

                  (F)      ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH OTHER PARTY HERETO THAT IT HAS
DISCUSSED THIS PLEDGE AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 16, WITH ITS COUNSEL.

         17.      No Strict  Construction.  The parties hereto have  participated  jointly in the  negotiation  and drafting of this Pledge Agreement.  In the event an ambiguity or question of intent or interpretation  arises, this
Pledge  Agreement  shall be construed as if drafted  jointly by the parties  hereto and no presumption or burden of proof shall arise  favoring or  disfavoring  any party by virtue of the authorship of any provisions of this Pledge
Agreement.

         18.      Severability.  Whenever  possible,  each provision of this Pledge  Agreement shall be interpreted in such manner as to be effective and valid under  applicable  law, but, if any provision of this Pledge  Agreement shall be held to be prohibited or invalid under  applicable  law, such provision  shall be ineffective  only to the extent of such  prohibition or invalidity,  without  invalidating  the remainder of such provision or the remaining provisions of this Pledge Agreement.

         19.      Further  Assurances.  Pledgor  agrees that it will  cooperate with the Agent and will execute and deliver, or cause to be executed and delivered,  all such other stock powers,  proxies,  instruments and documents, and will take all such other  actions,  including,  without  limitation,  the  execution  and  filing of  financing statements,  as the Agent  may  reasonably  request  from  time to time in order to carry  out the  provisions  and purposes of this Pledge Agreement.

         20.      The  Agent's  Duty of Care.  The Agent  shall not be liable  for any acts,  omissions,  errors of judgment or  mistakes of fact or law  including,  without  limitation,  acts,  omissions,  errors or mistakes  with respect to the Pledged  Collateral,  except for those  arising out of or in  connection  with the Agent's (i) Gross
Negligence or willful  misconduct,  or (ii) failure to use reasonable  care with respect to the safe custody of the
Pledged  Collateral in the Agent's  possession.  Without limiting the generality of the foregoing,  the Agent shall be under no obligation to take any steps necessary to preserve rights in the Pledged  Collateral  against any other parties but may do so at its option.  All expenses  incurred in connection  therewith shall be for the sole account of the Pledgor, and shall constitute part of the Secured Obligations.

         21.      Notices. All notices and other  communications  provided to any party hereto under this Agreement shall be in writing or by facsimile  and  addressed or delivered to such party at its address set forth below or at such other address as may be designated by such party in a notice to the other parties.  Any notice,  if mailed and properly addressed with postage prepaid,  shall be deemed given when received;  any notice, if transmitted by telex
or  facsimile,   shall  be  deemed  given  when  transmitted   (answerback  confirmed  in  the  case  of  facsimile
transmission).

                  if to Pledgor:

                           South Central Pool Supply, Inc.
                           109 Northpark Boulevard
                           Covington, LA 70433-5070
                           Attn.: Craig Hubbard
                           Facsimile No.: (504) 892-1657

                  with a copy (which shall not constitute notice to Pledgor) to:

                           Jones, Walker, Waechter, Poitevent, Carrere & Denegre, L.L.P.
                           201 St. Charles Avenue
                           New Orleans, LA 70170-5100
                           Attn.: Lisa Manget Buchanan, Esq.
                           Facsimile No.: (504) 582-8012

                  if to the Agent:

                           LaSalle Bank National Association
                           135 South LaSalle Street
                           Chicago, Illinois 60603
                           Attn.:  John Thurston
                           Facsimile No.: (312) 904-6225

                  with a copy to:

                           Katten Muchin Zavis
                           525 West Monroe Street, Suite 1600
                           Chicago, Illinois 60661
                           Attn:    Stuart P. Shulruff, Esq.
                           Facsimile No.: (312) 902-1061

         22.      Amendments,  Waivers  and  Consents.  No  amendment  or waiver of any  provision  of this  Pledge
Agreement nor consent to any  departure by the Pledgor  herefrom,  shall in any event be effective  unless the same shall be in  writing  and  signed  by the  Agent  pursuant  to the  terms of the  Credit  Agreement,  and then such amendment,  waiver or consent  shall be effective  only in the specific  instance and for the specific  purpose for which given.

         23.      Section  Headings.  The section  headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         24.      Execution in  Counterparts.  This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                                   [remainder of page intentionally left blank]

Pledge Agreement- SCP Acquisition
         IN WITNESS  WHEREOF,  the Pledgors and the Agent have  executed  this Pledge  Agreement as of the date set forth above.

                                                     SOUTH CENTRAL POOL SUPPLY, INC.

                                                     By:      /S/
                                                              Name:_______________________________
                                                              Title:_______________________________

                                                     LASALLE  BANK  NATIONAL  ASSOCIATION,  as agent for itself and the Holders of Secured Obligations

                                                     By:      /S/
                                                              Name:_______________________________
                                                              Title:________________________________

Pledge Agreement- SCP Acquisition
                                                   ACKNOWLEDGMENT

         The undersigned hereby acknowledges  receipt of a copy of the foregoing Pledge Agreement,  agrees promptly to note on its books the  security  interests  granted  under  such  Pledge  Agreement,  and  waives  any rights or requirement at any time hereafter to receive a copy of such Pledge  Agreement in connection  with the  registration of any Pledged  Collateral  in the name of the Agent or its nominee or the  exercise of voting  rights by the Agent or its nominee.

                                                     SCP  SUPERIOR  ACQUISITION  COMPANY  LLC, a  Delaware  limited liability company

                                                     By:      /S/
                                                              Name:_______________________________
                                                              Title:________________________________

EXHIBIT B

                                                 SECURITY AGREEMENT

         SECURITY  AGREEMENT  ("Agreement"),  dated as of  July 31,  2000,  made by SCP  SUPERIOR  ACQUISITION
COMPANY LLC, a Delaware limited liability company ("Grantor"),  in favor of LASALLE BANK NATIONAL  ASSOCIATION,  in its  capacity  as  contractual  representative  for  itself and the other  "Lenders"  (as  defined  below) (in such capacity,  the  "Agent") for its benefit and for the benefit of the  "Holders of Secured  Obligations"  (as defined below) who are, or may hereafter become, parties to the Credit Agreement referred to below.

                                                PRELIMINARY STATEMENT

         WHEREAS,  South Central Pool Supply,  Inc. (the  "Borrower")  has entered into a certain Third Amended and
Restated Credit  Agreement dated as of December 31,  1997 among, the Borrower,  the institutions  from time to time party  thereto as lenders  (the  "Lenders")  and the Agent,  as amended  (as the same has been and  further  may be amended,  modified,  supplemented or restated from time to time, the "Credit Agreement"),  providing for the making of loans, advances and other financial accommodations  (including,  without limitation,  issuing letters of credit)
(all such loans,  advances and other financial  accommodations  being  hereinafter  referred to collectively as the
"Loans") to or for the benefit of the Borrower;

         WHEREAS,  the Borrower owns 100% of the issued and outstanding  limited  liability  company and membership interests  and units of Grantor and,  accordingly,  Grantor will derive direct and indirect  economic  benefit from the Loans and other financial accommodations made to the Borrower under the Credit Agreement;

         WHEREAS,  to secure the Loans,  among other  things,  the  Borrower  shall have  pledged its  interests in
Grantor to the Agent for its benefit and the benefit of the Holders of the Secured Obligations;

         WHEREAS,  Grantor joined,  or shall join,  that certain  Guaranty dated December 31, 1998 (as the same may be amended,  modified,  supplemented  or restated from time to time, the  "Guaranty") in favor of the Agent for its benefit and the benefit of Holders of Secured  Obligations  which will  provide  for the  guarantee  of the Secured
Obligations of the Borrower;

         WHEREAS,  as a condition  under the Credit  Agreement,  Grantor is required  to execute and  deliver,  and perform its obligations under, this Agreement to secure the "Liabilities" (as defined herein);

         NOW,  THEREFORE,  in  consideration  of the  premises  set forth  herein and for other  good and  valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

                                                        15

         Defined Terms.  Unless  otherwise  defined herein,  terms defined in the Credit  Agreement are used herein as therein  defined,  and the  following  terms shall have the  following  meanings  (such  meanings  being equally applicable to both the singular and the plural forms of the terms defined):

         "Agreement"  shall mean this  Security  Agreement,  as the same may from time to time be further  amended, restated,  modified or  supplemented,  and shall refer to this  Agreement  as the same may be in effect at the time such reference becomes operative.

         "Collateral"  shall mean all property  and rights in property now owned or hereafter at any time  acquired by Grantor in or upon which a Lien is  granted in favor of the Agent by Grantor or a  Subsidiary  of Grantor  under this Agreement, including, without limitation, the property described in Section 2.

         "Holders of Secured  Obligations" shall mean the holders of the Secured  Obligations from time to time and shall include their respective successors, transferees and assigns.

         "Notification  Period"  shall  mean the  period  from and  after  the date on which  the  Agent  notifies, following the occurrence and during the continuance of a Default, a Restricted  Account Bank, in writing,  that the
Agent is  exercising  its rights under the  applicable  Restricted  Account  Agreement  until the date on which the
Agent notifies,  promptly  following the absence or curing of any Default,  such Restricted Account Bank that it is withdrawing such notice.

         "UCC"  shall mean the  Uniform  Commercial  Code as the same may,  from time to time,  be in effect in the
State of Illinois;  provided,  however, in the event that, by reason of mandatory  provisions of law, any or all of the attachment,  perfection or priority of the Agent's and the Holders of Secured  Obligations'  security  interest in any Collateral is governed by the Uniform  Commercial  Code as in effect in a jurisdiction  other than the State of Illinois,  the term "UCC" shall mean the Uniform  Commercial  Code as in effect in such other  jurisdiction  for purposes of the  provisions  hereof  relating  to such  attachment,  perfection  or  priority  and for  purposes of definitions related to such provisions.

         SECTION 1. Grant of Security.  To secure the prompt and complete  payment,  observance and  performance of
(i) obligations  and liabilities of Grantor under the Guaranty between the parties to this Agreement;  and (ii) the
Grantor's  obligations and liabilities under this Agreement and each document,  instrument,  or agreement  executed in  connection  with or  pursuant  to this  Agreement  (all such  liabilities  and  obligations  of Grantor  now or hereafter  existing being,  hereinafter  referred to as the  "Liabilities"),  Grantor hereby assigns and pledges to
Agent,  for the  benefit of itself and the  Holders of Secured  Obligations,  and hereby  grants to Agent,  for the benefit of itself and the Holders of Secured  Obligations,  a security  interest in all of Grantor's  right,  title and  interest in and to the  following,  whether  now owned or  existing,  or  hereafter  arising or  acquired  and wheresoever located:

         ACCOUNTS:  All  "accounts"  as such term is  defined  in Section  9-106 of the UCC,  whether  now owned or hereafter  acquired or arising,  and shall include,  without  limitation all present and future accounts,  accounts receivable and other rights of Grantor to payment for goods sold or leased or for services  rendered  (except those evidenced by instruments or chattel paper),  whether now existing or hereafter  arising and wherever  arising,  and whether or not they have been earned by performance (collectively, "Accounts");

         INVENTORY:  All  "inventory"  as defined in Section  9-109(4) of the UCC,  whether now owned or  hereafter acquired or arising,  and shall include,  without limitation,  all goods now owned or hereafter acquired by Grantor
(wherever  located,  whether  in the  possession  of  Grantor  or of a bailee or other  person  for sale,  storage, transit,  processing,  use or otherwise and whether consisting, of whole goods, spare parts, components,  supplies, materials,  or  consigned,  returned  or  repossessed  goods)  which  are held for sale or  lease,  which are to be furnished (or have been  furnished)  under any contract of service or which are raw  materials,  work in process or materials used or consumed in Grantor's business (collectively, "Inventory");

         EQUIPMENT:  All "equipment" as such term is defined in Section  9-109(2) of the UCC,  whether now owned or hereafter  acquired  or  arising,  and  shall  include,  without  limitation,  all  machinery,  all  manufacturing, distribution,  selling, data processing,  and office equipment, all furniture,  furnishings,  appliances,  fixtures and trade fixtures,  tools, tooling,  molds, dies, vehicles,  vessels,  trucks, buses, motor vehicles and all other goods of every type and  description  (other than  Inventory),  in each  instance  whether  now owned or  hereafter acquired by Grantor and wherever located (collectively, "Equipment");

         GENERAL INTANGIBLES:  All "general  intangibles" as defined in Section 9-106 of the UCC, whether now owned or  hereafter  acquired or arising,  and shall  include,  without  limitation,  all rights,  interests,  choices in action,  causes of actions,  claims and all other  intangible  property of Grantor of every kind and nature  (other than  Accounts),  in each  instance  whether now owned or  hereafter  acquired by Grantor and however and  whenever arising,  including,  without limitation, all corporate and other business records; all loans, royalties, and other obligations  receivable;  customer  lists,  credit files,  correspondence,  and  advertising  materials;  firm sale orders,  other contracts and contract  rights;  all interests in partnerships  and joint ventures;  all tax refunds and tax refund claims;  all right, title and interest under leases,  subleases,  licenses and concessions and other agreements  relating to real or personal  property;  all  payments  due or made to Grantor in  connection  with any requisition,  confiscation,  condemnation,  seizure or  forfeiture  of any  property by any person or  governmental authority;  all deposit  accounts  (general or special) with any bank or other  financial  institution,  including, without  limitation,  any deposits or other sums at any time  credited by or due to Grantor from any of the Holders of Secured  Obligations or any of their  respective  Affiliates  with the same rights therein as if the deposits or other sums were  credited by or due from such Holder of Secured  Obligations:  all  credits  with and other  claims against carriers and shippers; all rights to indemnification;  all patents, and patent applications  (including all reissues,  divisions,  continuations and extensions);  all trade secrets and inventions;  all copyrights (including all  computer  software  and related  documentation);  all rights and  interests  in and to  trademarks,  trademark registrations  and  applications  therefor,  trade  names,  corporate  names,  brand names,  slogans,  all goodwill associated with the foregoing;  all license  agreements and franchise  agreements,  all  reversionary  interests in pension and profit  sharing plans and  reversionary,  beneficial and residual  interest in trusts;  all proceeds of insurance of which Grantor is beneficiary;  and all letters of credit,  guaranties,  liens,  security interests and other  security held by or granted to Grantor;  and all other  intangible  property,  whether or not similar to the foregoing;

         LAB PROCESSING AND ENGINEERING  INFORMATION:  All rights and interests in and to processes,  lab journals, and notebooks,  data, trade secrets,  know-how,  product formulae and information,  manufacturing,  engineering and other  drawings  and  manuals,  technology,  blueprints,  research  and  development  reports,  agency  agreements, technical information,  technical assistance,  engineering data, design and engineering specifications, and similar materials  recording  or  evidencing  expertise  used in or  employed  by Grantor  (including  any  license for the foregoing);

         CONTRACT  RIGHTS:  All rights and  interests  in and to any pending or executory  contracts,  requests for quotations,  invitations  for bid,  agreements,  leases and  arrangements  of which Grantor is a party to or has an interest in;

         CHATTEL PAPER, INSTRUMENTS AND DOCUMENTS: All chattel paper, leases, all instruments,  including,  without limitation,  the notes  and debt  instruments  described  in  Schedule  I (the  "Pledged  Debt")  and all  payments thereunder  and  instruments  and other  property  from time to time  delivered  in respect  thereof or in exchange therefor,  and all bills of sale,  bills of  lading,  warehouse  receipts  and other  documents  of title,  in each instance whether now owned or hereafter acquired by Grantor;

         INVESTMENT  PROPERTY:  All "investment  property" as such term is defined in Section  9-115(f) of the UCC, whether  now owned or  hereafter  acquired or arising,  and shall  include,  without  limitation,  all  securities, financial assets, security entitlements,  securities accounts,  commodities contracts,  and commodities accounts in each instance whether now owned or hereafter acquired by Grantor ("Investment Property");

         INTEREST AND CURRENCY  CONTRACTS:  Any and all interest rate or currency  exchange  agreements,  including without limitation, cap, collar, floor, forward or similar agreements or other rate protection arrangements; and

         OTHER  PROPERTY:  All property or interests in property now owned or hereafter  acquired by Grantor  which now may be owned or hereafter  may come into the  possession,  custody or control of Agent or any of the Holders of
Secured  Obligations  or any  agent  or  Affiliate  of any of them in any way  and  for any  purpose  (whether  for safekeeping,  deposit,  custody, pledge,  transmission,  collection or otherwise);  and all rights and interests of
Grantor,  now existing or hereafter arising and however and wherever arising,  in respect of any and all (i) notes, drafts,  letters  of credit,  stocks,  bonds,  and debt and equity  securities,  whether or not  certificated,  and warrants,  options,  puts and calls and other  rights to acquire or otherwise  relating to the same;  (ii) money or deposit accounts;  (iii) proceeds of loans, including,  without limitation,  loans made under the Credit Agreement;
and (iv)  insurance  proceeds  and books and records  relating to any of the  property  covered by this  Agreement;
together, in each instance,  with all accessions and additions thereto,  substitutions  therefor, and replacements, proceeds and products thereof.

         SECTION  2.  Authorization.  Grantor  hereby  authorizes  Agent to  retain  and  each  Holder  of  Secured
Obligations,  and each  Affiliate of Agent and of each Holder of Secured  Obligations,  to pay or deliver to Agent, for  the  benefit  of the  Holders  of  Secured  Obligations,  without  any  necessity  on any  Holder  of  Secured
Obligation's  part to resort to other  security  or  sources  of  reimbursement  for the  Liabilities,  at any time following the occurrence and during the  continuance  of any Default,  and without  further notice to Grantor (such notice being expressly waived),  any of the deposits referred to in Section 2 (whether general or special,  time or demand,  provisional or final) or other sums or property held by such Person,  for application  against any portion of the  Liabilities,  irrespective  of whether any demand has been made or whether such portion of the  Liabilities is mature.  Agent will promptly  notify Grantor of Agent's  receipt of such funds or other property for application against the Liabilities,  but failure to do so will not affect the validity or  enforceability  thereof.  Agent may give notice of the above grant of security  interest and  assignment of the aforesaid  deposits and other sums, and authorization,  to,  and  make any  suitable  arrangements  with,  any  such  Holder  of  Secured  Obligations  for effectuation  thereof,  and Grantor hereby  irrevocably  appoints  Agent as its attorney to collect,  following the occurrence  and during the  continuance  of a Default,  any and all such  deposits  or other sums to the extent any such payment is not made to Agent by such Holder of Secured Obligation or Affiliate thereof.

         SECTION 3. Grantor Remains  Liable.  Anything  herein to the contrary  notwithstanding,  (a) Grantor shall remain  solely  liable  under the  contracts  and  agreements  included in the  Collateral  to the extent set forth therein to perform all of its duties and  obligations  thereunder  to the same extent as if this  Agreement had not been executed,  (b) the exercise by Agent of any of its rights  hereunder shall not release Grantor from any of its duties or obligations  under the contracts and  agreements  included in the  Collateral,  and (c) neither Agent nor the Holders of Secured Obligations shall have any  responsibility,  obligation or liability under the contracts and agreements  included  in the  Collateral  by reason of this  Agreement,  nor shall  Agent or the Holders of Secured
Obligations be required or obligated,  in any manner,  to  (i) perform or fulfill any of the  obligations or duties of Grantor  thereunder,  (ii) make any payment,  or make any inquiry as to the nature or sufficiency of any payment received by Grantor or the  sufficiency  of any  performance  by any party under any such  contract or agreement or
(iii) present  or file any  claim,  or take any  action to  collect  or  enforce  any claim  for  payment  assigned hereunder.

         SECTION 4.  Representations  and  Warranties.  Grantor  represents  and  warrants,  as of the date of this
Agreement and as of each date hereafter  (except for changes  permitted or contemplated  by this  Agreement)  until termination of this Agreement pursuant to Section 25:

                  (a)      The  correct  corporate  name of  Grantor  is set forth in the first  paragraph  of this
         Agreement.  The  locations  listed on  Schedule 2  constitute  all  locations  at which  Inventory  and/or
         Equipment is located and Grantor has exclusive  possession  and control of such  Equipment and  Inventory, except for such Inventory and Equipment which is  (i) temporarily  in transit  between such locations,  or
         (ii) temporarily  stored  with  third  parties  or held by  third  parties  for  processing,  engineering, evaluation or repairs the proper  corporate  names of which third parties,  the location of such Inventory and/or Equipment,  the nature of the relationship  between Grantor and such third parties, and the maximum value of Inventory  and/or  Equipment at such third parties is set forth in Schedule  2-A.  Schedule 2 may be amended to reflect additional locations acquired in connection with Permitted  Acquisitions.  The chief place of  business  and  chief  executive  office of  Grantor  are  located  at 109  Northpark  Boulevard,
         Covington,  Louisiana  70433.  All records  concerning any Accounts and all originals of all chattel paper which  evidence any Account are located at the addresses  listed on Schedule 2 and none of the Accounts is evidenced by a promissory note or other instrument except for such notes and other  instruments  delivered to Agent;

                  (b)      Grantor  is the  legal  and  beneficial  owner of the  Collateral  free and clear of all
         Liens  except for Liens  permitted  by the terms of the Credit  Agreement  and,  in certain  areas and for certain operations, the trade names listed on Schedule 3;

                  (c)      This  Agreement  creates  in  favor of Agent a legal,  valid  and  enforceable  security interest in the Collateral.  When financing  statements have been filed in the appropriate offices against
         Grantor in the locations  listed on Schedule 2-B,  Agent will have a fully  perfected  first priority lien on, and  security  interest  in, the  Collateral  in which a security  interest  may be  perfected by such filing, subject only to Liens permitted by the applicable terms of the Credit Agreement;

                  (d)      No  authorization,  approval or other  action by, and no notice to or filing  with,  any
         Governmental  Authority  that have not already  been taken or made and which are in full force and effect, are  required  (i) for the grant by Grantor of the security  interest in the  Collateral  granted  hereby;
         (ii) the  execution,  delivery or performance  of this Agreement by Grantor;  or (iii) for the exercise by
         Agent of any of its other rights or remedies hereunder;

                  (e)      The  Pledged  Debt issued by any  Affiliate  of  Grantor,  and to the best of  Grantor's knowledge,  all other Pledged Debt,  has been duly  authorized,  issued and  delivered,  and is the legal, valid, binding and enforceable obligation of the respective issuers thereof; and

                  (f)      Schedule 4  contains a  completed  list of all of the  deposit  accounts  of Grantor and
         Grantor  will  amend and  update  Schedule 4  by  delivering  supplemental  reports to Agent on a calendar quarterly basis unless more frequently requested by the Agent.

         SECTION 5.        Perfection  and  Maintenance  of Security  Interest and Lien.  Grantor agrees that until all of the  Liabilities  (other than  contingent  indemnity  Obligations)  have been fully satisfied and the Credit
Agreement  has been  terminated,  Agent's  security  interests in and Liens on and against the  Collateral  and all proceeds and products  thereof,  shall  continue in full force and effect.  Grantor shall perform any and all steps reasonably  requested by Agent to perfect,  maintain  and protect  Agent's  security  interests in and Liens on and against the  Collateral  granted or  purported  to be granted  hereby or to enable Agent to exercise its rights and remedies  hereunder  with  respect to any  Collateral,  including,  without  limitation,  (i) executing  and filing financing or continuation  statements,  or amendments  thereof,  in form and substance  reasonably  satisfactory to
Agent, (ii) delivering to Agent all certificates,  notes and other instruments (including,  without limitation, all letters of credit on which Grantor is named as a beneficiary)  representing or evidencing  Collateral duly endorsed and  accompanied  by duly  executed  instruments  of transfer or  assignment,  including,  but not limited to, note powers,  all in form and substance  satisfactory to Agent,  (iii) delivering  to Agent warehouse  receipts covering that  portion of the  Collateral,  if any,  located in  warehouses  and for which  warehouse  receipts  are issued,
(iv) after  the  occurrence  and during the  continuance  of a Default,  transferring,  Inventory  and Equipment to warehouses  designated  by Agent or taking such other steps as are deemed  necessary  by Agent to maintain  Agent's control of the Inventory and Equipment,  (v) marking conspicuously each document,  contract,  chattel paper and all records  pertaining to the Collateral with a legend, in form and substance  satisfactory to Agent,  indicating that such document,  contract,  chattel paper, or Collateral is subject to the security  interest  granted herein,  (vi)
using its best  efforts  to obtain as soon as  reasonably  possible,  but in no event  later than 30 days after the date hereof,  waivers of Liens and access  agreements in substantially  the form of Exhibit A hereto (or such other form as may be agreed to by the  Agent)  from  landlords  and  mortgagees  with  respect  to the  Grantor's  leased premises  as of the date  hereof,  (vii) using its  reasonable  good faith  efforts to obtain  waivers of Liens and access  agreements  in  substantially  the form of Exhibit A  hereto (or such other form as may be agreed to by the
Agent)  from  landlord  and  mortgagees  with  respect  to  all  premises   leased  after  the  date  hereof;   and
(viii) executing and delivering all further instruments and documents,  and taking all further action, as Agent may reasonably request.

         SECTION 6.        Financing  Statements.  To the  extent  permitted  by  applicable  law,  Grantor  hereby authorizes Agent to file one or more financing or continuation  statements and amendments  thereto,  disclosing the security  interest granted to Agent under this Agreement without  Grantor's  signature  appearing thereon and Agent agrees  to  notify  Grantor  when  such a  filing  has been  made.  Grantor  agrees  that a  carbon,  photographic, photostatic,  or other  reproduction  of this  Agreement or of a financing  statement is  sufficient as a financing statement.  If any Inventory or Equipment is in the possession or control of any  warehouseman or Grantor's  agents or  processors,  Grantor  shall,  upon Agent's  request,  notify such  warehouseman,  agent or processor of Agent's security  interest in such  Inventory  and  Equipment  and,  upon Agent's  request,  instruct them to hold all such
Inventory or Equipment for Agent's account and subject to Agent's instructions.

         SECTION 7.        Filing  Costs.  Grantor  shall pay the costs of, or  incidental  to, all  recordings  or filings of all  financing  statements,  including,  without  limitation,  any  filing  expenses  incurred  by Agent pursuant to Section 7.

         SECTION 8.        Schedule of  Collateral.  Grantor  shall  furnish to Agent from time to time  statements and schedules  further  identifying  and describing  the  Collateral and such other reports in connection  with the
Collateral as Agent may reasonably request, all in reasonable detail.

         SECTION 9.  Equipment and  Inventory.  Grantor  covenants and agrees with Agent that from the date of this
Agreement and until termination of this Agreement pursuant to Section 25, Grantor shall:

                  (a)      Keep the  Equipment  and  Inventory  (other  than  Equipment  or  Inventory  sold in the ordinary course of business) at the places specified in  Section 5(a),  except for Equipment and Inventory
         (i) temporarily  in transit between such locations or (ii)  temporarily  stored with the third parties set forth on Schedule 2-A  in amounts not in excess of the maximum  amounts  indicated for each such location, and deliver  written  notice to Agent at least thirty (30) days prior to  establishing  any other location at which or third party with which it reasonably  expects to maintain  Inventory and/or Equipment in which location  or with which  third  party all action  required  by this  Agreement  shall have been taken with respect to all such Equipment and Inventory;

                  (b)      Maintain  or cause to be  maintained  in good  repair,  working,  order  and  condition, excepting,  ordinary wear and tear and damage due to casualty, all of the Equipment,  and make or cause to be made all appropriate  repairs,  renewals and replacements  thereof, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or desirable to such end;

                  (c)      Comply  with the terms of the  Credit  Agreement  with  respect  to such  Equipment  and
         Inventory,  including,  without  limitation,  the  maintenance  and insurance  provisions set forth in the
         Credit Agreement;

         SECTION  10.  Accounts.  Grantor  covenants  and  agrees  with  Agent that from and after the date of this
Agreement and until termination of this Agreement pursuant to Section 25, Grantor shall:

                  (a)      Keep its chief  place of business  and chief  executive  office and the office  where it keeps its records  concerning  the Accounts at its address set forth in Section 5(a) hereof,  and keep the offices  where it keeps all  originals of all chattel  paper which  evidence  Accounts,  at the  locations therefor  specified  in  Section 5(a)  or, upon thirty (30) days prior  written  notice to Agent,  at such other locations  within the United States in a jurisdiction  where all actions required by Section 6 shall have been taken with respect to the Accounts.  Grantor will hold and preserve such records (in  accordance with Grantor's usual document  retention  practices) and chattel paper and will permit  representatives of
         Agent at any time  during  normal  business  hours to inspect  and make  abstracts  from such  records and chattel paper; and

                  (b)      In any suit,  proceeding or action  brought by Agent under any Account  comprising  part of the  Collateral,  Grantor  will save,  indemnify  and keep each of the  Holders of Secured  Obligations harmless  from and against  all  expenses,  loss or damage  suffered  by reason of any  defense,  set off, counterclaim,  recoupment or reduction of liability  whatsoever of the obligor thereunder,  arising out of a breach by Grantor of any  obligation or arising out of any other  agreement,  indebtedness  or liability at any time  owing to or in favor  of such  Holder  of  Secured  Obligations  from  Grantor,  and all such obligations of Grantor shall be and shall remain  enforceable  against and only against  Grantor and shall not be enforceable against any of the Holders of Secured Obligations.

                  (c)      When Grantor or any of its  Subsidiaries  (or any Affiliates,  shareholders,  directors, officers,  employees,  agents or those  Persons  acting for or in concert with Grantor or a Subsidiary  of
         Grantor)  shall receive or come into the  possession or control of any monies,  checks,  notes,  drafts or any other  payment  relating  to, or  proceeds  of,  Grantor's  Accounts  or other  property  constituting
         Collateral hereunder  (individually,  a "Payment Item", and, collectively,  "Payment Items"), then, except as otherwise  permitted in a writing signed by the Agent,  Grantor shall,  or shall cause such  Subsidiary or such other Person to,  deposit the same,  in kind in precisely  the form in which such Payment Item was received  (with all Payment Items  endorsed if necessary for  collection),  into an account  maintained by the Grantor as permitted under the Credit Agreement.

         SECTION 11.  Leased Real  Property.  Grantor  covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, that:

                  (a)      Promptly  following,  but not  later  than  ninety  (90) days  after,  the close of each fiscal  year  Grantor  will  furnish  to  Agent a  report  certified  to be true and  correct  by  Grantor containing  a list of each of the  Grantor's  leased  premises;  the name or names of all owners;  rentals being paid; and whether  Grantor has obtained  waivers of Liens and access  agreements  from landlords and mortgagees with respect to such premises in accordance with Section 6; and

                  (b)      Grantor  agrees that,  from and after the  occurrence of a Default,  Agent may, but need not,  make any payment or perform any act  hereinbefore  required of Grantor with respect to the Grantor's leased  premises in any form and manner deemed  expedient.  All money paid for any of the purposes  herein authorized  and all  other  moneys  advanced  by Agent to  protect  the lien  hereof  shall be  additional
         Liabilities  secured  hereby and shall become  immediately  due and payable  without notice and shall bear interest  thereon at the default  interest rate as provided in the Credit Agreement until paid to Agent in full.

         SECTION 12.  General  Covenants.  Grantor  covenants and agrees with Agent that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 25, Grantor shall:

                  (a)      Keep and maintain at Grantor's own cost and expense  satisfactory  and complete  records of Grantor's  Collateral in a manner  consistent  with Grantor's  current  business  practice,  including, without  limitation,  a record of all  payments  received  and all credits  granted  with  respect to such
         Collateral.  Grantor  shall,  for  Agent's  further  security,  deliver  and turn over to Agent or Agent's designated  representatives  at any time  following  the  occurrence  and  during  the  continuation  of a
         Default, any such books and records (including,  without limitation,  any and all computer tapes, programs and source and object codes  relating to such  Collateral  in which Grantor has an interest or any part or parts thereof); and

                  (b)      Grantor  will not  create,  permit or suffer to exist,  and will  defend the  Collateral against,  and take such other  action as is necessary to remove,  any Lien on such  Collateral  other than
         Liens  permitted  under the Credit  Agreement,  and will defend the right,  title and interest of Agent in and to Grantor's  rights to such  Collateral,  including,  without  limitation,  the proceeds and products thereof, against the claims and demands of all Persons whatsoever.

         SECTION 13. Agent  Appointed  Attorney-in-Fact.  Grantor  hereby  irrevocably  appoints Agent as Grantor's attorney-in-fact,  with full  authority in the place and stead of Grantor and in the name of Grantor or  otherwise, from time to time in Agent's  discretion,  to take any action and to execute  any  instrument  which Agent may deem necessary or advisable to accomplish the purposes of this Agreement,  including, without limitation,  (a) following the occurrence and during the continuance of a Default, to:

                           (i)      obtain and adjust insurance  required to be paid to the Agent or any Holders of
                  Secured Obligations pursuant to the Credit Agreement;

                           (ii)     ask,  demand,  collect,  sue  for,  recover,   compromise,   receive  and  give
                  acquittance  and  receipts  for  moneys  due and to become  due under or in respect of any of the
                  Collateral;

                           (iii)    receive,  endorse,  and collect any drafts or other instruments,  documents and chattel paper, in connection with clause (i) or (ii) above; and

                           (iv)     file any claims or take any action or  institute  any  proceedings  which Agent may deem  necessary or desirable  for the  collection of any of the  Collateral,  or otherwise to enforce the rights of Agent with respect to any of the Collateral;

and (b) at any time, to:

                           (i)      obtain access to records  maintained for Grantor by computer services companies and other service companies or bureaus;

                           (ii)     send requests under  Grantor's,  the Agent's or a fictitious  name to Grantor's customers  or account  debtors for  verification  of Accounts  provided  that the Agent gives the
                  Grantor notice prior to initiating any such verifications; and

                           (iii)    do all other things reasonably necessary to carry out this Agreement.

         SECTION 14.  Agent May  Perform.  If Grantor  fails to perform any  agreement  contained  herein or in the
Credit Agreement,  Agent may, upon three days prior notice to the Grantor,  perform,  or cause performance of, such agreement,  and the expenses of Agent incurred in connection  therewith  shall be payable by Grantor under Section
22.

         SECTION 15. Agent's  Duties.  The powers  conferred on Agent  hereunder are solely to protect its interest in the  Collateral  and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys  actually  received by it hereunder,  Agent shall not have any duty as to any  Collateral.  Agent shall be deemed to have  exercised  reasonable  care in the custody and preservation of the Collateral in its possession if the Collateral is accorded  treatment  substantially  equal to that which Agent accords its own property,  it being  understood that Agent shall be under no obligation to take any necessary  steps to preserve  rights  against prior parties or any other rights  pertaining to any  Collateral, but may do so at its option,  and all reasonable  expenses  incurred in connection  therewith shall be for the sole account of Grantor and shall be added to the Liabilities.

         SECTION 16.  Remedies.  (a)  If any Default shall have occurred and be continuing:

                           (i)      Agent shall have, in addition to other rights and remedies  provided for herein or otherwise  available to it, all the rights and remedies of a secured  party upon default under the UCC  (whether or not the UCC applies to the  affected  Collateral)  and  further,  Agent may, without  notice,  demand or legal process of any kind (except as may be required by law),  all of which Grantor  waives,  at any time or times,  (x) enter  Grantor's  owned or leased premises and take physical  possession of the  Collateral and maintain such  possession on Grantor's  owned or leased  premises,  at no cost to Agent or any of the  Holders of Secured  Obligations,  or remove the  Collateral,  or any part thereof,  to such other  place(s) as Agent may desire,  (y) require
                  Grantor to, and  Grantor  hereby  agrees  that it will at its  expense and upon  request of Agent forthwith,  assemble  all or any  part  of the  Collateral  as  directed  by  Agent  and  make it available to Agent at a place to be designated  by Agent which is reasonably  convenient to Agent and  (z) without  notice  except as specified  below,  sell,  lease,  assign,  grant an option or options to purchase  or  otherwise  dispose of the  Collateral  or any part  thereof at public or private  sale at any  exchange,  broker's  board or at any of the offices of Agent or  elsewhere, for  cash,  on  credit  or for  future  delivery,  and upon  such  other  terms as Agent may deem commercially  reasonable.  Grantor agrees that, to the extent notice of sale shall be required by law,  at least ten (10) days'  notice to Grantor of the time and place of any public  sale or the time after which any private sale is to be made shall constitute reasonable  notification.  Agent shall not be obligated to make any sale of  Collateral  regardless  of notice of sale having been given.  Agent may adjourn  any public or private  sale from time to time by  announcement  at the time and place fixed therefor,  and such sale may,  without  further notice,  be made at the time and place to which it was so adjourned;

                           (ii)     Agent  shall apply all cash  proceeds  received by Agent in respect of any sale of,  collection from, or other  realization upon all or any part of the Collateral (after payment of any  amounts  payable to Agent  pursuant  to  Section 22),  for the  benefit of the Holders of
                  Secured  Obligations,  against  all or any  part  of the  Liabilities  in  such  order  as may be required by the Credit  Agreement  or, to the extent not specified  therein,  as is determined by the  Required  Lenders.  Any surplus of such cash or cash  proceeds  held by Agent and  remaining after payment in full of all the  Liabilities  shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive such surplus;

                  (b)      Grantor  waives all  claims,  damages  and  demands  against  Agent  arising  out of the repossession,  retention or sale of any of the  Collateral or any part or parts  thereof,  except any such claims,  damages and awards arising out of the gross  negligence or willful  misconduct of Agent or any of the Holders of Secured  Obligations,  as the case may be, as determined in a final  non-appealed  judgment of a court of competent jurisdiction; and

                  (c)      The  rights and  remedies  provided  under  this  Agreement  are  cumulative  and may be exercised  singly or  concurrently  and are not  exclusive of any rights and  remedies  provided by law or equity.

         SECTION  17.  Exercise  of  Remedies.  In  connection  with  the  exercise  of its  remedies  pursuant  to
Section 17,  Agent may,  (i) exchange,  enforce,  waive or release  any  portion  of the  Collateral  and any other security  for the  Liabilities;  (ii) apply  such  Collateral  or  security  and direct the order or manner of sale thereof as Agent may, from time to time, determine;  and (iii) settle,  compromise,  collect or otherwise liquidate any such  Collateral  or security  in any manner  following  the  occurrence  of a Default,  without  affecting  or impairing  Agent's  right to take any other further  action with respect to any  Collateral or security or any part thereof.

         SECTION 18.  License.  Agent is hereby  granted a license or other right to use,  following the occurrence and during  the  continuance  of a Default,  without  charge,  (a) Grantor's  labels,  patents,  copyrights,  trade secrets,  trade names,  trademarks,  service marks,  customer lists and  advertising  matter,  or any property of a similar nature, as it pertains to the Collateral,  in completing  production of,  advertising for sale, and selling any Collateral,  provided that Agent uses quality standards at least  substantially  equivalent to those of Grantor for the  manufacture,  advertising,  sale and  distribution  of Grantor's  products and services and  (b) Grantor's rights under all licenses and all franchise agreements shall inure to Agent's benefit.

         SECTION 19.  Injunctive  Relief.  Grantor  recognizes that in the event Grantor falls to perform,  observe or  discharge  any of its  obligations  or  liabilities  under  this  Agreement,  any remedy of law may prove to be inadequate  relief to the Holders of Secured  Obligations;  therefore,  Grantor  agrees that the Holders of Secured
Obligations,  if Agent so determines and requests,  shall be entitled to temporary and permanent  injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 20.  Interpretation  and  Inconsistencies.  The rights and duties created by this Agreement shall, in all cases,  be interpreted  consistently  with, and shall be in addition to (and not in lieu of), the rights and duties  created by the Credit  Agreement  and the other Loan  Documents.  In the event that any  provision  of this
Agreement  shall be  inconsistent  with any provision of any other Loan Document,  such provision of the other Loan
Document shall govern.

         SECTION 21.  Expenses.  Grantor  will upon demand pay to Agent  and/or the Holders of Secured  Obligations
the amount of any and all reasonable  expenses,  including the reasonable fees and  disbursements  of their counsel and of any experts and agents, as provided in the applicable provisions of the Credit Agreement.

         SECTION 22.  Amendments,  Etc. No amendment or waiver of any  provision of this  Agreement  nor consent to any departure by Grantor  herefrom  shall in any event be effective  unless the same shall be in writing and signed by Agent and  Grantor,  and then such waiver or consent  shall be effective  only in the specific  instance and for the specific purpose for which given.

         SECTION 23.  Notices.  All notices and other  communications  provided for hereunder shall be delivered in the manner set forth in the Guaranty.

         SECTION 24.  Continuing Security Interest, Termination.

                  (a)      Except as provided in Section 25(b),  this Agreement shall create a continuing  security interest in the  Collateral  and shall  (i) remain in full force and effect until the later of the payment or  satisfaction  in full  of the  Liabilities  (other  than  contingent  indemnity  obligations)  and the termination  of the Credit  Agreement,  (ii) be  binding  upon  Grantor,  its  successors  and assigns and
         (iii) except to the extent that the rights of any transferor,  or assignor are limited by the terms of the
         Credit  Agreement,  inure,  together  with the rights and remedies of Agent  hereunder,  to the benefit of
         Agent and any of the  Holders  of  Secured  Obligations.  Nothing  set forth  herein or in any other  Loan
         Document is intended or shall be construed to give any other Person any right,  remedy or claim under,  to or in respect of this  Agreement or any other Loan Document or any  Collateral.  Grantor's  successors and assigns  shall  include,  without  limitation,  a  receiver,  trustee or  debtor-in-possession  thereof or therefor.

                  (b)      Upon the payment in full in cash of the  Liabilities  (other than  contingent  indemnity obligations)  and the  termination  of the Credit  Agreement,  this  Agreement  and the security  interest granted  hereby shall  terminate and all rights to the Collateral  shall revert to Grantor.  Upon any such termination  of security  interest,  Grantor shall be entitled to the return,  upon its request and at its expense,  of such of the  Collateral  held by Agent  as shall  not have  been  sold or  otherwise  applied pursuant to the terms  hereof and Agent will,  at Grantor's  expense,  execute and deliver to Grantor such other documents as Grantor shall reasonably  request to evidence such termination.  In connection with any sales of assets permitted under the Credit  Agreement,  the Agent will release and terminate the liens and security interests granted under this Agreement with respect to such assets.

         SECTION 25.  Severability.  It is the parties'  intention  that this  Agreement be  interpreted  in such a way that it is valid  and  effective  under  applicable  law.  However,  if one or more of the  provisions  of this
Agreement  shall  for any  reason  be found to be  invalid  or  unenforceable,  the  remaining  provisions  of this
Agreement shall be unimpaired.

         SECTION 26.  Reserved.

         SECTION  27.  GOVERNING  LAW.  THE AGENT  HEREBY  ACCEPTS  THIS  AGREEMENT,  ON  BEHALF OF ITSELF  AND THE
LENDERS,  AT CHICAGO,  ILLINOIS BY ACKNOWLEDGING  AND AGREEING TO IT THERE. ANY DISPUTE BETWEEN THE GRANTOR AND THE
AGENT,  ANY LENDER,  OR ANY OTHER HOLDER OF SECURED  OBLIGATIONS  ARISING OUT OF,  CONNECTED  WITH,  RELATED TO, OR
INCIDENTAL TO THE RELATIONSHIP  ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT,  AND WHETHER ARISING IN
CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         SECTION 28.  CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.

                  (A)      EXCLUSIVE  JURISDICTION.  EXCEPT AS  PROVIDED  IN  SUBSECTION (B),  EACH OF THE  PARTIES
         HERETO AGREES THAT ALL DISPUTES  BETWEEN THEM ARISING OUT OF,  CONNECTED  WITH,  RELATED TO, OR INCIDENTAL
         TO THE  RELATIONSHIP  ESTABLISHED  BETWEEN THEM IN  CONNECTION  WITH THIS  AGREEMENT,  WHETHER  ARISING IN
         CONTRACT,  TORT,  EQUITY, OR OTHERWISE,  SHALL BE RESOLVED  EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED
         IN CHICAGO,  ILLINOIS,  BUT THE PARTIES HERETO  ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO
         BE HEARD BY A COURT  LOCATED  OUTSIDE OF  CHICAGO,  ILLINOIS.  EACH OF THE  PARTIES  HERETO  WAIVES IN ALL
         DISPUTES  BROUGHT  PURSUANT TO THIS SUBSECTION ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT
         CONSIDERING THE DISPUTE.

                  (B)      OTHER  JURISDICTIONS.  GRANTOR  AGREES  THAT THE  AGENT,  ANY  LENDER  OR ANY  HOLDER OF
         SECURED  OBLIGATIONS  SHALL HAVE THE RIGHT TO PROCEED  AGAINST  GRANTOR OR ITS  PROPERTY IN A COURT AT ANY
         LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN  PERSONAL  JURISDICTION  OVER THE GRANTOR OR  (2) REALIZE  ON
         THE  COLLATERAL OR ANY OTHER  SECURITY FOR THE  LIABILITIES  OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER
         ENTERED IN FAVOR OF SUCH PERSON.  GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE  COUNTERCLAIMS  IN
         ANY  PROCEEDING  BROUGHT  BY SUCH  PERSON TO  REALIZE  ON THE  COLLATERAL  OR ANY OTHER  SECURITY  FOR THE
         LIABILITIES  OR TO ENFORCE A JUDGMENT OR OTHER COURT  OR-DER IN FAVOR OF SUCH PERSON.  GRANTOR  WAIVES ANY
         OBJECTION  THAT IT MAY HAVE TO THE  LOCATION OF THE COURT IN WHICH SUCH PERSON HAS  COMMENCED A PROCEEDING
         DESCRIBED IN THIS SUBSECTION.

                  (C)      SERVICE OF PROCESS.  GRANTOR  WAIVES  PERSONAL  SERVICE OF ANY  PROCESS  UPON IT AND, AS
         ADDITIONAL  SECURITY FOR THE  LIABILITIES,  IRREVOCABLY  APPOINTS THE PRENTICE  HALL  CORPORATION  SYSTEM,
         INC.,  GRANTOR'S  REGISTERED  AGENT,  WHOSE ADDRESS IS 33 NORTH  LASALLE,  SUITE 1925,  CHICAGO,  ILLINOIS
         60602,  AS GRANTOR'S  AGENT FOR THE PURPOSE OF ACCEPTING  SERVICE OF PROCESS ISSUED BY ANY COURT.  GRANTOR
         IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING,  WITHOUT LIMITATION,  ANY OBJECTION OF THE LAYING OF VENUE OR
         BASED ON THE GROUNDS OF FORUM NON  CONVENIENS)  WHICH IT MAY NOW OR HEREAFTER  HAVE TO THE BRINGING OF ANY
         SUCH ACTION OR PROCEEDING  WITH RESPECT TO THIS AGREEMENT OR ANY OTHER  INSTRUMENT,  DOCUMENT OR AGREEMENT
         EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

                  (D)      WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO  IRREVOCABLY  WAIVES ANY RIGHT TO HAVE
         A JURY  PARTICIPATE IN RESOLVING ANY DISPUTE,  WHETHER SOUNDING IN CONTRACT,  TORT, OR OTHERWISE,  ARISING
         OUT OF,  CONNECTED  WITH,  RELATED  TO OR  INCIDENTAL  TO THE  RELATIONSHIP  ESTABLISHED  BETWEEN  THEM IN
         CONNECTION  WITH THIS AGREEMENT OR ANY OTHER  INSTRUMENT,  DOCUMENT OR AGREEMENT  EXECUTED OR DELIVERED IN
         CONNECTION HEREWITH.  EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM,  DEMAND,  ACTION
         OR CAUSE OF ACTION  SHALL BE DECIDED BY COURT TRIAL  WITHOUT A JURY AND THAT ANY PARTY  HERETO MAY FILE AN
         ORIGINAL  COUNTERPART  OR A COPY OF THIS  AGREEMENT  WITH ANY COURT AS WRITTEN  EVIDENCE OF THE CONSENT OF
         THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                  (E)      WAIVER OF BOND.  GRANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE  REQUIRED OF ANY PARTY
         HERETO IN CONNECTION  WITH ANY JUDICIAL  PROCESS OR  PROCEEDING TO REALIZE ON THE  COLLATERAL OR ANY OTHER
         SECURITY FOR THE  LIABILITIES  OR TO ENFORCE ANY  JUDGEMENT OR OTHER COURT ORDER  ENTERED IN FAVOR OF SUCH
         PARTY,  OR TO ENFORCE BY SPECIFIC  PERFORMANCE,  TEMPORARY  RESTRAINING  ORDER,  PRELIMINARY  OR PERMANENT
         INJUNCTION, THIS AGREEMENT.

                  (F) ADVICE OF COUNSEL.  EACH OF THE  PARTIES  REPRESENTS  TO EACH OTHER PARTY  HERETO THAT IT HAS
         DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 28, WITH ITS COUNSEL.

                                  [THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

Security Agreement
         IN WITNESS  WHEREOF,  each party hereto has caused this Agreement to be duty executed and delivered by its officer thereunto duly authorized as of the date first above written.

SCP SUPERIOR ACQUISITION COMPANY LLC

By:/S/
     Name:
     Title:

LASALLE BANK NATIONAL ASSOCIATION, as AGENT

By:/S/
     Name:
     Title: